AMENDMENT NO. 1 TO
AMENDED AND RESTATED SHAREHOLDERS AGREEMENT
AMENDMENT NO. 1 dated as of April 10, 2020 (this “Amendment”) to the Amended and Restated Shareholders Agreement, dated as of January 14, 2019, by and among (i) Camelot Holdings (Jersey) Limited, a private limited company organized under the laws of the Island of Jersey, (ii) Clarivate Analytics Plc, a public limited company organized under the laws of the Island of Jersey (the “Company”), (iii) the Initial Onex Shareholders, (iv) the Initial Baring Shareholder and (v) the Management Shareholders (the “Shareholders Agreement”). Capitalized terms used but not defined herein are used as defined in the Shareholders Agreement.
WHEREAS, the first Annual Meeting of Shareholders following the Closing is scheduled to take place on May 7, 2020 (whenever held, and as postponed or adjourned, the “First Annual Meeting”) and, assuming that Chuck Moran and Amir Motamedi, each an Onex Director, would otherwise have stood for reelection as a Class I Director at such meeting, the number of Investor Directors who would not be up for election at such meeting would be six (6) (consisting of Anthony Munk, Kosty Gilis, Karen Mills and Chuck Neral (each an Onex Director) and Nicholas Macksey and Matthew Scattarella (each a Baring Director);
WHEREAS, Jay Nadler, previously an Onex Director, resigned from the Board of Directors effective June 30, 2019, and the Onex Shareholders have not as of the date hereof exercised their right pursuant to Section 2.3 of the Shareholders Agreement to nominate an individual to fill the vacancy thereby created (the “June 2019 Vacancy”), and since the June 2019 Vacancy, there have been thirteen (13) members of the Board of Directors;
WHEREAS, at the First Annual Meeting (i) Martin Broughton, Mr. Moran, Mr. Motamedi and Mr. Scattarella (collectively, the “Departing Directors;” the vacancies on the Board of Directors created by the departures of Messrs. Moran, Motamedi and Scattarella, together with the June 2019 Vacancy, the “Specified Investor Director Vacancies”) intend to step down from the Board of Directors and (ii) the Company intends to nominate or renominate, as applicable, to the Board of Directors, each as a Class I Director, Sheryl von Blucher, Balakrishnan S. Iyer, Jane Okun Bomba and Richard W. Roedel (none of whom is, or will hereafter be, an Investor Director) (collectively, the “Nominated Directors”);
WHEREAS, the parties hereto have agreed to take all Necessary Action to ensure that, following the First Annual Meeting, the Departing Directors are no longer members of the Board of Directors and the Nominated Directors have been elected or reelected, as applicable, to the Board of Directors at the First Annual Meeting;
WHEREAS, assuming the election or reelection to the Board of Directors, as applicable, of the Nominated Directors, immediately following the First Annual Meeting the Board of Directors will consist of eleven (11) members (the “May 2020 Members”), five (5) of whom will be Investor Directors (Mr. Munk, Mr. Gilis, Ms. Mills, Mr. Neral and Mr. Macksey) and six (6) of whom will not be Investor Directors (Jerre Stead, Michael Klein and the Nominated Directors);
WHEREAS, at a meeting of the Board of Directors currently expected to follow the First Annual Meeting (whenever held, and as postponed or adjourned, the “May 2020 Board Meeting”), it is expected that the Board of Directors will vote to change the number of members of the Board of Directors from fourteen (14) to eleven (11);
WHEREAS, the Investor Shareholders currently Beneficially Own, in the aggregate, a number of Company Shares equal to approximately 59.3% of the total number of Initial Shares; and
WHEREAS, the parties desire to amend Section 2.1(c) of the Shareholders Agreement, clauses (iv) through (ix), as set forth herein, in order to adjust the Investor Shareholders’ Director nomination rights in view of the foregoing.
NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:
Section 1. Departure of Departing Directors; Election of Nominated Directors.
(a)    The Investor Shareholders and the Company hereby agree to take all Necessary Action (including, without limitation, such Necessary Actions as are contemplated in the Shareholders Agreement with respect to ensuring the removal of Directors) to ensure the departure from the Board of Directors by the First Annual Meeting of those Departing Directors who are Investor Directors.
(b)    The Investor Shareholders and the Company hereby agree to take all Necessary Action (including, without limitation, such Necessary Actions as are contemplated in the Shareholders Agreement with respect to ensuring the election of Directors) to ensure the election to the Board of Directors at the First Annual Meeting of the Nominated Directors.
Section 2. Reduction in Size of Board. At the May 2020 Board Meeting, the Investor Shareholders will take all Necessary Action to ensure that the Investor Directors vote to change the number of members of the Board of Directors from fourteen (14) to eleven (11). The foregoing is without prejudice to the ability of the Board of Directors to subsequently reduce the number of members of the Board of Directors.
Section 3. Waiver of Right to Fill Specified Investor Director Vacancies. The Investor Shareholders hereby permanently waive any right under Section 2.3 of the Shareholders Agreement, under the Articles or otherwise to fill any Specified Investor Director Vacancy and hereby agree that they will not fill any such Specified Investor Director Vacancy at the First Annual Meeting (which for the avoidance of doubt is the only time such vacancies will arise).

Section 4. Temporary Waiver of Right to Fill Other Vacancies. The Investor Shareholders hereby waive, until the first anniversary of the date of this Amendment, any right under Section 2.3 of the Shareholders Agreement, under the Articles or otherwise to fill any Board of Directors vacancy caused by the departure of any Onex Director who is not an employee of Onex Corporation or its controlled Subsidiaries (excluding, for greater certainty, any portfolio company of its sponsored private equity funds), and hereby agree that they will not on their own motion attempt to fill any such vacancy, but instead will take all Necessary Action (including, without limitation, such Necessary Actions as are contemplated in the Shareholders Agreement with respect to ensuring the election of Directors) to ensure the election to the Board of Directors of any nominee to fill such vacancy who shall have been recommended by a majority of the Directors who are not Investor Directors.
Section 5. Amendment to Section 2.1(c) of the Shareholders Agreement. Section 2.1(c) of the Shareholders Agreement, clauses (iv) through (ix), as set forth therein inclusive, is hereby amended and restated in its entirety as follows:
“(iv)    for so long as the Investor Shareholders Beneficially Own, in the aggregate, a number of Company Shares equal to or greater than fifty five percent (55%) of the total number of Initial Shares, the Investor Shareholders shall have the right to nominate, in the aggregate, a number of Nominees equal to:
(1)    if the total number of authorized Directors at the relevant time is eleven (11) or ten (10), five (5) less the number of Investor Directors who are not up for election; and
(2)    if the total number of authorized Directors at the relevant time is nine (9), four (4) less the number of Investor Directors who are not up for election;
(v)    for so long as the Investor Shareholders Beneficially Own, in the aggregate, a number of Company Shares equal to or greater than fifty percent (50%) of the total number of Initial Shares, the Investor Shareholders shall have the right to nominate, in the aggregate, a number of Nominees equal to four (4) less the number of Investor Directors who are not up for election;
(vi)    for so long as the Investor Shareholders Beneficially Own, in the aggregate, a number of Company Shares equal to or greater than forty percent (40%) of the total number of Initial Shares, the Investor Shareholders shall have the right to nominate, in the aggregate, a number of Nominees equal to:
(1)    if the total number of authorized Directors at the relevant time is eleven (11), four (4) less the number of Investor Directors who are not up for election; and

(2)    if the total number of authorized Directors at the relevant time is ten (10) or nine (9), three (3) less the number of Investor Directors who are not up for election;
(vii)    for so long as the Investor Shareholders Beneficially Own, in the aggregate, a number of Company Shares equal to or greater than twenty percent (20%) of the total number of Initial Shares, the Investor Shareholders shall have the right to nominate, in the aggregate, a number of Nominees equal to two (2) less the number of Investor Directors who are not up for election; and
(viii)    for so long as the Investor Shareholders Beneficially Own, in the aggregate, a number of Company Shares equal to or greater than seven and one half percent (7.5%) of the total number of Initial Shares, the Investor Shareholders shall have the right to nominate, in the aggregate, a number of Nominees equal to one (1) less the number of Investor Directors who are not up for election;”
Section 6. Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of such state or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than those of the State of Delaware.
[signature pages follow]

IN WITNESS WHEREOF, pursuant to Section 6.8 of the Shareholders Agreement, the parties hereto have executed this Amendment as of the date first above stated.

CLARIVATE ANALYTICS PLC
By:	/s/ Jerre Stead
Name:	Jerre Stead
Title:	Executive Chairman and Chief Executive Officer

NEW PCO II INVESTMENTS LTD.
By:	/s/ Michelle Iskander
Name:	Michelle Iskander
Title:	Secretary

By:	/s/ Christopher A. Govan
Name:	Christopher A. Govan
Title:	Vice President

ONEX PARTNERS HOLDINGS LLC
By:	/s/ Matthew Ross
Name:	Matthew Ross
Title:	Director

ONEX PARTNERS IV LP
By:	Onex Partners IV GP LP, its general partner

By:	Onex Partners Manager LP, its agent

By:	Onex Partners Manager GP ULC, its general partner

By:	/s/ Joshua Hausman
Name:	Joshua Hausman
Title:	Managing Director

By:	/s/ Matthew Ross
Name:	Matthew Ross
Title:	Managing Director

ONEX PARTNERS IV PV LP
By:	Onex Partners IV GP LP, its general partner

By:	Onex Partners Manager LP, its agent

By:	Onex Partners Manager GP ULC, its general partner

By:	/s/ Joshua Hausman
Name:	Joshua Hausman
Title:	Managing Director

By:	/s/ Matthew Ross
Name:	Matthew Ross
Title:	Managing Director

ONEX PARTNERS IV SELECT LP
By:	Onex Partners IV GP LLC, its general partner

By:	Onex Partners Manager LP, its agent

By:	Onex Partners Manager GP ULC, its general partner

By:	/s/ Joshua Hausman
Name:	Joshua Hausman
Title:	Managing Director

By:	/s/ Matthew Ross
Name:	Matthew Ross
Title:	Managing Director

ONEX PARTNERS IV GP LP
By:	Onex Partners Manager LP, its agent

By:	Onex Partners Manager GP ULC, its general partner

By:	/s/ Joshua Hausman
Name:	Joshua Hausman
Title:	Managing Director

By:	/s/ Matthew Ross
Name:	Matthew Ross
Title:	Managing Director

ONEX US PRINCIPALS LP
By:	Onex US Principals GP LLC, its general partner

By:	/s/ Matthew Ross
Name:	Matthew Ross
Title:	Representative

ONEX CAMELOT CO-INVEST LP
By:	Onex Partners IV GP LP, its general partner

By:	Onex Partners Manager LP, its agent

By:	Onex Partners Manager GP ULC, its general partner

By:	/s/ Joshua Hausman
Name:	Joshua Hausman
Title:	Managing Director

By:	/s/ Matthew Ross
Name:	Matthew Ross
Title:	Managing Director

ELGIN INVESTMENT HOLDINGS LIMITED
By:	/s/ Siddarth Shanp
Name:	VSG Corporate Limited
Title:	Director